Exhibit 10.7

Schedules

Schedule 1.01(a)	—	Subsidiary Guarantors
Schedule 1.01(b)	—	Immaterial Subsidiaries
Schedule 2.01	—	Lenders and Commitments
Schedule 3.04	—	Governmental Consents
Schedule 3.08	—	Subsidiaries
Schedule 3.09	—	Litigation
Schedule 3.14	—	Pension Plans
Schedule 3.15	—	Environmental Matters
Schedule 3.17	—	Labor Matters
Schedule 3.19	—	Intellectual Property
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens

Schedule 1.01(a)

Subsidiary Guarantors

Nuveen Asset Management

Nuveen Investments Holdings, Inc.

Symphony Asset Management LLC

Santa Barbara Asset Management, LLC

Rittenhouse Asset Management, Inc.

NWQ Holdings, LLC

NWQ Investment Management Company, LLC

Tradewinds Global Investors, LLC

Nuveen Investments Institutional Services Group LLC

Nuveen Investments Advisers Inc.

Richards & Tierney, Inc.

Nuveen HydePark Group, LLC

Schedule 1.01(b)

Immaterial Subsidiaries

Nuveen Commodities Asset Management, LLC

Nuveen Asia Investments, Inc.

Nuveen Investments Canada Co.

Schedule 2.01

Lenders and Commitments

A. Credit Facilities

Lenders	Revolving Credit Commitments	Term Loan Commitments
DEUTSCHE BANK AG, NEW YORK BRANCH	$66,666,666.67	$617,333,333.33
WACHOVIA BANK, N.A.	$66,666,666.67	$617,333,333.33
MERRILL LYNCH CAPITAL CORPORATION	$66,666,666.67	$617,333,333.33
MORGAN STANLEY BANK	$50,000,000.00	$463,000,000.00
TOTALS:	$250,000,000.00	$2,315,000,000.00

B. Lender Addresses

LENDERS	ADDRESSES
DEUTSCHE BANK AG, NEW YORK BRANCH	60 Wall Street New York, NY 10005
Attention: Paul O’Leary
Tel: (212) 250-6133
Fax: (212) 797-5690

WACHOVIA BANK, N.A.	201 S. College Street
Charlotte, NC 28202
Attention: Tara Moore
Tel: (704) 374 6145
Fax: (704) 715 0091

and

201 S. College Street
Charlotte, NC 28202
Attention: William Dunn
Tel: (704) 715 7608
Fax: (704) 715 0081

LENDERS	ADDRESSES
MERRILL LYNCH CAPITAL CORPORATION	4 World Financial Center, 17th Floor
New York, NY 10080
Attention: Gillian Prince/Joseph Battista
Tel: (212) 449 7839/1035
Fax: (212) 449 9435

MORGAN STANLEY BANK	One Pierrepont Plaza, 7th Floor
300 Cadman Plaza West
Brooklyn NY 11201
Attention: Edward Henley
Tel: (718) 754 7285
Fax: (718) 754 7250

and

Attention: Martin Telford/Ly Dinh
Tel: 44 20 7677 2266/0666
Fax: ###-##-####

Schedule 3.04

Governmental Consents

None.

Schedule 3.08

Subsidiaries

Subsidiary	Jurisdiction of Organization/ Organizational Number	Parent Company	Outstanding Number of Equity Interest /Percentage of Ownership of Parent Company	Subsidiary Guarantor
Windy City Acquisition Corp.	Delaware 4372687	Windy City Investments, Inc.	1,000	No
Nuveen Investments, Inc.(1)	Delaware 2292038	Windy City Investments, Inc.	1,000	No
Nuveen Investments Institutional Services Group LLC	Delaware 3657563	Nuveen Investments, Inc.	100%	Yes
Nuveen Investments Holdings, Inc.	Delaware 3413898	Nuveen Investments, Inc.	1,000	Yes
Nuveen Asset Management	Delaware 0859952	Nuveen Investments, Inc.	1,000	Yes
Nuveen Investments Advisers Inc.	Delaware 3566797	Nuveen Investments, Inc.	1,000	Yes
Santa Barbara Asset Management, LLC	Delaware 3992368	Nuveen Investments, Inc.	200,000 Class 1 Interests	Yes
Rittenhouse Asset Management, Inc.	Delaware 0882765	Nuveen Investments, Inc.	1,000	Yes
Symphony Asset Management LLC	California 199619810033	Nuveen Investments, Inc. Nuveen Investments Holdings, Inc.	2,000 Class 1 Interests 2,000 Class 2 Interests	Yes
Richards & Tierney, Inc.	Illinois 5341-398-6	Nuveen Investments, Inc.	57,154.15020	Yes
NWQ Holdings, LLC	Delaware 4096396	Nuveen Investments, Inc.	2,000 Class 1 Interests	Yes
Nuveen HydePark Group, LLC	Delaware 3378360	Richards & Tierney, Inc.	100%	Yes
NWQ Investment Management Company, LLC	Delaware 3528067	NWQ Holdings, LLC	100% of Class 1 Interests	Yes

(1) Upon the effective time of the Merger, this entity will be merged with and into Windy City Acquisition Corp.

Subsidiary	Jurisdiction of Organization/ Organizational Number	Parent Company	Outstanding Number of Equity Interest /Percentage of Ownership of Parent Company	Subsidiary Guarantor
Tradewinds Global Investors, LLC	Delaware 4067912	NWQ Holdings, LLC	2,000 Class 1 Interests	Yes
Nuveen Commodities Asset Management, LLC	Delaware 4053408	Nuveen Investments, Inc.	100%	No
Nuveen Investments, LLC	Delaware 0662812	Nuveen Investments, Inc.	100%	No
Nuveen Asia Investments, Inc.	Delaware 3325143	Nuveen Investments, lnc.	100	No
Nuveen Investments Canada Co.	Nova Scotia	Nuveen Investments Holdings, Inc.	1	No

Schedule 3.09

Litigation

None.

Schedule 3.15

Environmental Matters

None.

Schedule 3.17

Labor Matters

None.

Schedule 3.19

Intellectual Property

None.

Schedule 6.01

Existing Indebtedness

Indebtedness incurred pursuant to the Existing Notes Documentation

Indebtedness incurred by Nuveen Investments, LLC under the uncommitted line of credit with Citibank, N.A.

Indebtedness incurred by Nuveen Investments, LLC under the uncommitted line of credit with Bank of New York

Schedule 6.02

Existing Liens

Debtor	Secured Party	Type of Search	Filing Number	Filing Date	Description
Nuveen Investments, Inc. et al	Salman Khan	Local Litigation-Los Angeles County, California	BC371734	05/25/2007	Civil-Wrongful Termination

EXHIBIT A

to the Credit Agreement

FORM OF
ADMINISTRATIVE QUESTIONNAIRE

Please complete and fax to Deutsche Bank AG New York Branch deal administration unit:

(Fax: (201) 593-2314 / 2311, Attn: Noreen Young or email: noreen.young@db.com)

Nuveen Investments, Inc. $2,565,000,000 Credit Facilities

Deutsche Bank AG New York Branch		Your institution information
Full legal name of bank:
(for credit agreement purposes)
Name and title of person:
(executing the credit agreement)
Address for execution copies:
(provide street address for hand deliveries)

Credit contact:		Credit contact — your institution
Name:	Paul O’Leary
Title:	Vice President
Address:	60 Wall Street
New York, NY 10005
Phone:	(212) 250-6133
Fax:	(212) 797-5690
Email:	paul.oleary@db.com

Operations contact:		Operations contact — your institution
Name:	Noreen Young
Title:	Associate
Address:	90 Hudson Street
Jersey City, NJ
Phone:	(201) 593-2445
Fax:	(201) 593-2314
Email:	noreen.young@.db.com
Movement of funds (advances):		Movement of funds to your institution (principal payments, interest, fees)
Name:	Deutsche Bank AG New York Branch
City, state:	New York, NY 10005
ABA no:	021001033
Acct. name:	Loan Administration
Acct. no.:	60200119
Attn:	Noreen Young
Reference:	Nuveen Investments, Inc.

FOR WITHHOLDING TAX PURPOSES, PLEASE IDENTIFY YOUR BANK / COMPANY’S STATUS:

U.S. CORPORATION          NON-U.S. (FOREIGN) CORPORATION

Please advise Noreen Young if there are any changes to this form after the Closing Date or date upon which you execute this form, as applicable.

Prepared by:	Phone:

2

EXHIBIT B

to the Credit Agreement

FORM OF
ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date (as defined below) and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective Commitments or Loans identified below (including without limitation the Term Loans, the Revolving Loans, any Letters of Credit and Swingline Loans) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (1) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor except as set forth in The Standard Terms and Conditions attached hereto and incorporated by reference herein.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”):

3.	Borrower (the “Borrower”):	[Windy City Acquisition Corp.] [Nuveen Investments, Inc.]

4.	Administrative Agent:	Deutsche Bank AG New York Branch, as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of November 13, 2007 (as amended, amended and restated,

supplemented or otherwise modified from time to time, the “Credit Agreement”), among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp., a Delaware Corporation (to be merged with and into Nuveen Investments, Inc., a Delaware corporation) as the Borrower, the lenders party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities, Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents.

6.               Assigned Interest:

Assignor	Assignee	Class of Commitments/ Loans Assigned	Aggregate Amount of Commitments/ Loans(1) for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans(2)	CUSIP Number

7.                Effective Date of Assignment (the “Effective Date”):              , 20              (3)

(1)  The outstanding amount of Loans should be included only to the extent the related Commitment therefore has terminated.

(2)  Set forth, to at least 9 decimals.

(3)  To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.

2

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

3

[Consented to and] (4) Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

[Consented to:

[WINDY CITY ACQUISITION CORP.][NUVEEN INVESTMENTS, INC.,] as a Borrower

By:
Name:
	Title: ]	(5)

[Consented to:

[ISSUING BANK(S)], as an Issuing Bank

By:
Name:
	Title: ]	(6)

(4) Consent of the Administrative Agent is not required for assignments made to a Lender or an Affiliate or a Related Fund of a Lender (in each case, other than to Disqualified Institutions).

(5) Consent of the Borrower is not required for assignments made (A) to a Lender or an Affiliate or a Related Fund of a Lender (in each case, other than to Disqualified Institutions) or (B) during the continuance of any Event of Default arising under clause (b), (c), (g), (i) or (h) of Article VII of the Credit Agreement.

(6) Consent of each Issuing Bank (to the extent its L/C Exposure equals or exceeds $5,000,000) is required for any assignment of a Revolving Credit Commitment.

4

ANNEX I

to Assignment and Acceptance

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE

1.     Representations and Warranties.

1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document delivered pursuant thereto (other than this Assignment), or any other collateral thereunder, (iii) the financial condition of the Borrower, any subsidiary, or any other person or any Loan Document or (iv) the performance or observance by the Borrower, any of their subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement or any other Loan Document.

1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is legally authorized to enter into this Assignment and Acceptance, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements referred to in Section 3.05(a) thereof or delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vii) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to Section 2.20(e) of the Credit Agreement, duly completed and executed by the Assignee, and (viii) that all representations and warranties set forth in Section 9.04(c) with respect to the Assignee are true and correct; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent and any Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent or such Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto.

1.3    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

1.4    Effect of Assignment. Upon the delivery of a fully executed original hereof and the delivery of the other requirements under Section 9.04(e) of the Credit Agreement to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

1.5    General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York (including, without limitation, Section 5.1401 of the General Obligations Law).

EXHIBIT C-1

to the Credit Agreement

FORM OF
BORROWING REQUEST

Deutsche Bank AG New York Branch

Noreen Young

100 Plaza - 8th Floor

Jersey City, NJ 07311-3901

Phone: (201) 593-2445

Fax: (201) 593-2314

With a copy to:

Paul J. O’Leary

60 Wall Street, MS NYC60-0208

New York, New York 10005

Tel: 212 250-6133
Fax: 212 797-5690

[DATE](1)

Ladies and Gentlemen:

The undersigned, [Windy City Acquisition Corp., a Delaware corporation (“Merger Sub”), to be merged with and into Nuveen Investments, Inc., (the “Company”)](2) [Nuveen Investments, Inc., a Delaware corporation](3), refers to the Credit Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, [the Company] [Windy City Acquisition Corp., a Delaware corporation (“Merger Sub”), to be merged with and into the Borrower], Windy City Investments, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity and including any permitted successor or assign, the “Administrative  Agent”), and as Collateral Agent (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities,

(1) Must be notified irrevocably by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:30 p.m. (New York City time), 3 Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:30 p.m (New York City time), one Business Day before a proposed Borrowing, in each case to be promptly confirmed by hand delivery or fax.

(2) Use this bracketed language for borrowings on the Closing Date.

(3) Use this bracketed language for borrowings after the Closing Date.

Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents.

The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in connection with such Borrowing sets forth below the terms on which the Borrowing is requested to be made:

(A)	Type of Borrowing:(4)

(B)	Date of Borrowing:(5)

(C)	Account Number and Location for disbursement of funds:

(D)	Principal Amount and Currency of Borrowing(6):

(E)	Interest Period:(7)

(F)	Revolving Credit Exposure:(8)

[Remainder of this page intentionally left blank]

(4) Specify a Term Loan Borrowing or a Revolving Credit Borrowing, and either a Eurodollar Borrowing or an ABR Borrowing.

(5) Date of Borrowing must be a Business Day.

(6) Minimum Borrowing amount is (x) with respect to Term Loans, (i) $1,000,000 in the case of ABR Loans and (ii) $5,000,000 in the case of Eurodollar Loans, (y) with respect to Revolving Loans, an aggregate principal amount of at least (i) $250,000 in the case of ABR Loans and (ii) $1,000,000 in the case of Eurodollar Loans and (z) with respect to Swingline Loans, an aggregate principal amount at lease $100,000.

(7) If such Borrowing is to be a Eurodollar Borrowing, the initial Interest Period or Interest Periods with respect thereto.

(8) After giving effect to the proposed Borrowing.

2

The undersigned hereby represents and warrants to the Administrative Agent and the relevant Lenders that, on the date of the related Borrowing, the conditions to lending specified Section 4.01(b) and (c) [and Section 4.02(9)] of the Credit Agreement have been satisfied or waived.

[WINDY CITY ACQUISITION CORP.]
[NUVEEN INVESTMENTS, INC.]

By:
Name: [ ]
Title: [ ]

(9) Use this bracketed language for any Borrowing made on the Closing Date.

3

EXHIBIT C-2

FORM OF LETTER OF CREDIT REQUEST

Dated

Deutsche Bank AG New York Branch, as Administrative Agent, under the Credit Agreement, dated as of November 13, 2007 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Windy City Investments, Inc. (as “Holdings”), Windy City Acquisition Corporation (to be merged with and into Nuveen Invesments, Inc.) (the “Borrower”), the lenders from time to time party thereto, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding Inc. as Arrangers, Wachovia Capital Markets, LLC, as Syndication Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Documentation Agents, and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent.

60 Wall Street

New York, New York 10005

Attention: [                          ]

Deutsche Bank AG New York Branch, as Issuing Bank

under the Credit Agreement

60 Wall Street

New York, New York 10005 MS NYC-2708

Attention: Global Loan Operations, Standby Letter of Credit

Unit

Ladies and Gentlemen:

Pursuant to Section 2.23(a) of the Credit Agreement, we hereby request that the Issuing Bank referred to above issue a standby Letter of Credit for the account of the undersigned or one of its subsidiaries on November [    ], 2007 (the “Date of Issuance”) in the aggregate stated amount of               .

For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

1

The beneficiary of the requested Letter of Credit will be                              , and such Letter of Credit will be in support of               and will have a stated expiration date of                         .

We hereby certify that:

(A)                         the representations and warranties contained in the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(B)                           no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

Copies of all documentation with respect to the supported transaction are attached hereto.

NUVEEN INVESTMENTS INC.

By:
Name:
Title:

2

EXHIBIT D

to the Credit Agreement

FORM OF
GUARANTEE AND COLLATERAL AGREEMENT

[Form circulated separately]

EXHIBIT E

to the Credit Agreement

FORM OF
NON-BANK CERTIFICATE

Reference is made to the Credit Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp., a Delaware corporation, to be merged with and into Nuveen Investments, Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, together with any permitted successor or assign, the “Administrative Agent”), and as Collateral Agent (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities, Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents.                (the “Non-U.S. Lender”) is providing this certificate pursuant to Section 2.20(e) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants to the Borrower that the Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]

By:
Name:
Title:

Date:          , 20

EXHIBIT F-1

to the Credit Agreement

FORM OF
TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [         ], 200[       ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

Reference is made to the Guarantee and Collateral Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp., a Delaware corporation (to be merged with and into Nuveen Investments, Inc., a Delaware corporation) and the Collateral Agent. The Lenders have extended credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower (as defined therein), the lenders from time to time party thereto, Windy City Investments, Inc., Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities, Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents. Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

Section 1.               Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

Section 2.               Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations (other than contingent obligations), each Grantor, pursuant to the Security Agreement, did and hereby does, to the extent required by the Security Agreement, grant to the Collateral Agent, its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title or interest in or to any and all of the following assets and properties (solely to the extent that they are part of the Collateral and expressly excluding the Excluded Collateral) now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a)           all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, and all extensions or renewals thereof, including those registrations and registration applications in the United States Patent and Trademark Office listed on Schedule I and II (the “Trademarks”);

(b)                                 all goodwill associated with or symbolized by the Trademarks;

(c)                                  all assets, rights and interests that uniquely reflect or embody the Trademarks;

(d)                                 the right to sue third parties for past, present and future infringements of any Trademark; and

(e)                                  all proceeds of and rights associated with the foregoing.

Notwithstanding the foregoing, in no event shall any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, dividends or distributions), or any proceeds, interest, income or profit (including, without limitation, dividends or distributions) obtained from any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, distributions and dividends), constitute Trademark Collateral for any purpose herein (including, without limitation the grant of any security interest or lien in favor of the Collateral Agent, on behalf of the Secured Parties).

Section 3.               Security Agreement.            The security interests granted to the Collateral Agent herein are granted solely in furtherance, and not in limitation or expansion, of the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Collateral Agent and each Grantor hereby acknowledge and affirm that the rights and remedies of the other parties hereto with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein (including, without limitation, Sections 7.14 and 7.20 of the Security Agreement). In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 4.               Termination. At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement) or permitted dispositions of the Trademark Collateral, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement.

[Remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

3

Schedule I

Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

Schedule II

Trademark Applications

Registered Owner	Mark	Registration Number	Date Filed

4

EXHIBIT F-2

to the Credit Agreement

FORM OF

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [              ], 200[    ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

Reference is made to the Guarantee and Collateral Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp., a Delaware corporation (to be merged with and into Nuveen Investments, Inc., a Delaware corporation) and the Collateral Agent. The Lenders have extended credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower (as defined therein), the lenders from time to time party thereto, Windy City Investments, Inc., Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities, Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents. Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

Section 1.               Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

Section 2.               Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations (other than contingent obligations), each Grantor, pursuant to the Security Agreement, did and hereby does, to the extent required by the Security Agreement, grant to the Collateral Agent, its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title or interest in or to any and all of the following assets and properties (solely to the extent that they are part of the Collateral and expressly excluding the Excluded Collateral) now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a)           all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office listed on Schedule I and II (the “Patents”);

(b)           all reissues, continuations, divisions, continuations in part, renewals or extensions thereof, and all inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

(c)           the right to sue third parties for past, present and future infringements of any Patent; and

(d)           all proceeds of and any right associated with the foregoing.

Notwithstanding the foregoing, in no event shall any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, dividends or distributions), or any proceeds, interest, income or profit (including, without limitation, dividends or distributions) obtained from any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, distributions and dividends), constitute Patent Collateral for any purpose herein (including, without limitation the grant of any security interest or lien in favor of the Collateral Agent, on behalf of the Secured Parties).

Section 3.               Security Agreement.            The security interests granted to the Collateral Agent herein are granted solely in furtherance, and not in limitation or expansion, of the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Collateral Agent and each Grantor hereby acknowledge and affirm that the rights and remedies of the other parties hereto with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein (including, without limitation, Sections 7.14 and 7.20 of the Security Agreement). In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 4.               Termination. At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement) or permitted dispositions of the Patent Collateral, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement.

[Remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

3

Schedule I

Patents

Registered Owner	Type	Registration Number	Expiration Date

Schedule II

Patent Applications

Registered Owner	Type	Registration Number	Date Filed

4

EXHIBIT F-3

to the Credit Agreement

FORM OF

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [          ], 200[        ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

Reference is made to the Guarantee and Collateral Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp., a Delaware corporation (to be merged with and into Nuveen Investments, Inc., a Delaware corporation) and the Collateral Agent. The Lenders have extended credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of November 13, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower (as defined therein), the lenders from time to time party thereto, Windy City Investments, Inc., Deutsche Bank AG New York Branch, as administrative agent and as collateral agent, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities, Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents. Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

Section 1.               Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

Section 2.               Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations (other than contingent obligations), each Grantor, pursuant to the Security Agreement, did and hereby does, to the extent required by the Security Agreement, grant to the Collateral Agent, its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title or interest in or to any and all of the following assets and properties (solely to the extent that they are part of the Collateral and expressly excluding the Excluded Collateral) now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a)           all copyright rights in any work subject to the copyright laws of the United States whether as author, assignee, transferee or otherwise,

(b)           all registrations and applications for registration of any such copyright in the United States, including registrations and pending applications for registration in the United States Copyright Office listed on Schedule I and II (the “Copyrights”);

(c)           the right to sue third parties for past, present and future infringements of any copyright, and

(d)           all proceeds of and rights associated with the foregoing.

Notwithstanding the foregoing, in no event shall any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, dividends or distributions), or any proceeds, interest, income or profit (including, without limitation, dividends or distributions) obtained from any Capital Stock (as defined in the Existing Notes Documentation) of any Significant Subsidiary of the Company or the Borrower that is owned, directly or indirectly, by the Company or the Borrower or any of their subsidiaries, in each case, whether on the date hereof or thereafter acquired, or any interest therein or any income or profits therefrom (including, without limitation, distributions and dividends), constitute Copyright Collateral for any purpose herein (including, without limitation the grant of any security interest or lien in favor of the Collateral Agent, on behalf of the Secured Parties).

Section 3.               Security Agreement.            The security interests granted to the Collateral Agent herein are granted solely in furtherance, and not in limitation or expansion, of the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Collateral Agent and each Grantor hereby acknowledge and affirm that the rights and remedies of the other parties hereto with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein (including, without limitation, Sections 7.14 and 7.20 of the Security Agreement). In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 4.               Termination. At the request and expense of the Grantor upon or after the occurrence of the Termination Date (as defined in the Security Agreement) or permitted dispositions of the Copyright Collateral, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement.

[Remainder of this page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

3

Schedule I

Copyrights

Registered Owner	Title	Registration Number	Expiration Date

Schedule II

COPYRIGHT APPLICATIONS

Registered Owner	Title	Registration Number	Date Filed

4

EXHIBIT G-1

[FORM OF]

REVOLVING CREDIT NOTE

$[ ]	New York, New York
[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, [WINDY CITY ACQUISITION CORP., a Delaware corporation (“Merger Sub”), to be merged with and into Nuveen Investments, Inc., a Delaware corporation (the “Company”)](16) [NUVEEN INVESTMENTS, INC., a Delaware corporation](17) (the “Borrower”), hereby promises to pay to [         ] (the “Lender”) or its registered assigns, at the office of Deutsche Bank AG New York Branch (the “Administrative Agent”) at 60 Wall Street, New York, NY 10005, on the dates and in the amounts set forth in the Credit Agreement dated as of November 13, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Windy City Investments, Inc., a Delaware corporation, the Borrower, [the Company] [Windy City Acquisition Corp., a Delaware corporation (“Merger Sub”), to be merged with and into the Borrower], the Lenders (as defined in Article I of the Credit Agreement), Deutsche Bank AG New York Branch, as Administrative Agent and collateral agent for the Lenders thereunder (in such capacities, the “Collateral Agent”) and the other parties thereto from time to time, in immediately available funds in US dollars, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to Borrower pursuant to the Credit Agreement and to pay interest from the date of such Revolving Loans on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement. Terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from the due dates at a rate or rates provided in the Credit Agreement.

Pursuant to the terms of the Credit Agreement, to the extent permitted by applicable law, the Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make

(16) Use this bracketed language for borrowings on the Closing Date.

(17) Use this bracketed language for borrowings after the Closing Date.

such a notation or any error in such notation shall not affect the obligations of the Borrower under this Note.

This Note is one of the Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Loan Documents referred to in the Credit Agreement. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[WINDY CITY ACQUISITION CORP.]
[NUVEEN INVESTMENTS, INC.]

By:
Name:
Title:

2

Schedule A to Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

3

Schedule B to Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Loans with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

4

EXHIBIT G-2

[FORM OF]
TERM NOTE

$[ ]	New York, New York
[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, [WINDY CITY ACQUISITION CORP., a Delaware corporation (“Merger Sub”), to be merged with and into Nuveen Investments, Inc., a Delaware corporation (the “Company”)](18)[NUVEEN INVESTMENTS, INC., a Delaware corporation](19) (the “Borrower”), hereby promises to pay to [         ] (the “Lender”) or its registered assigns, at the office of Deutsche Bank AG New York Branch (the “Agent”) at 60 Wall Street, New York, NY 1000, on the dates and in the amounts set forth in the Credit Agreement dated as of November 13, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Windy City Investments, Inc., a Delaware corporation, the Borrower, [the Company][Windy City Acquisition Corp., a Delaware corporation (“Merger Sub”), to be merged with and into the Borrower], the Lenders (as defined in Article I of the Credit Agreement), Windy City Investments, Inc., Deutsche Bank AG New York Branch, as Administrative Agent and collateral agent for the Lenders thereunder (in such capacities, the “Collateral Agent”) and the other parties thereto from time to time, in immediately available funds in US dollars, the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to the Credit Agreement and to pay interest from the date of such Term Loan on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement. Terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from the due dates at a rate or rates provided in the Credit Agreement.

Pursuant to the terms of the Credit Agreement, to the extent permitted by applicable law, the Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such

(18) Use this bracketed language for borrowings on the Closing Date.

(19) Use this bracketed language for borrowings after the Closing Date.

holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this Note.

This Note is one of the Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Loan Documents referred to in the Credit Agreement. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[WINDY CITY ACQUISITION
CORP.][NUVEEN INVESTMENTS, INC.]

By:
Name:
Title:

2

Schedule A to Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

3

Schedule B to Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

4

EXHIBIT H

[FORM OF]

SOLVENCY CERTIFICATE

November 13, 2007

Reference is hereby made to that certain Credit Agreement (the “Credit Agreement”), dated as of the date first written above, among Windy City Investments, Inc., a Delaware corporation, Windy City Acquisition Corp, a Delaware corporation (the “Borrower”), to be merged with and into Nuveen Investments, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Borrower (as defined therein), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent (in each case, as defined therein) for the Lenders, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers for the Credit Facilities (as defined therein), Wachovia Capital Markets, LLC, as syndication agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as documentation agents.

This Solvency Certificate is delivered to the Administrative Agent pursuant to Section 4.02(f) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

I, [                       ], the [Vice President and Corporate Treasurer] of the Company, hereby certify on behalf of the Company, and not in any individual capacity, as follows:

1.             I am the [Vice President and Corporate Treasurer] of the Company and, as such, I am familiar with the properties, business and assets of the Company, and I am authorized to execute this Solvency Certificate.

2.             I have made such investigations and inquiries as I deem necessary and prudent in connection with the matters set forth herein and have reviewed the terms of the Credit Agreement and the other Loan Documents.

3.             On the Closing Date, after giving effect to the Transactions, the Loan Parties (on a consolidated basis) are Solvent.

*    *   *    *    *

1

IN WITNESS WHEREOF, the undersigned [Vice President and Corporate Treasurer] of the Company has executed this Solvency Certificate on behalf of the Company as of the date first written above.

NUVEEN INVESTMENTS, INC.

By:
	Name:	[ ]
	Title:	[Vice President and Corporate
Treasurer]